UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 16, 2025

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 16, 2025, the Company held a Special Meeting of Stockholders (the "Special Meeting"). As of August 28, 2025, the record date for the Special Meeting, there were 36,739,360 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 14,737,799 shares were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Special Meeting. Each of these proposals is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 15, 2025 (the “Proxy Statement”).

Proposal 1. Approve the Nasdaq Proposal for Certain Warrants Issued on August 28, 2025 - The Company's stockholders approved the issuance of up to 64,864,864 shares of Company common stock upon the exercise of certain warrants issued on August 28, 2025, by the following vote:.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,937,555	1,479,087	142,257	8,178,900

Proposal 2. Approve an Amendment to Change the Company’s Name from Moleculin Biotech, Inc. to Moleculin Inc. - The Company's stockholders did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to change the Company’s name from Moleculin Biotech, Inc. to Moleculin Inc. (as such vote required a majority of the outstanding shares on the record date to vote “For” which did not occur) by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,258,199	843,364	2,636,236	0

Proposal 3. Approve an Adjournment - The Company's stockholders approved an adjournment, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal or the Name Change Proposal, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,589,386	806,047	163,466	8,178,900

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: October 16, 2025 By: /s/ Jonathan P. Foster Jonathan P. Foster Chief Financial Officer